UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

Orbit International Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-3936	11-1826363
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court
Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  631-435-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item  2.02.  Results of Operations and Financial Condition.

On November 8, 2011, Orbit International Corp. (“Orbit”) issued a press release announcing its operating results for its third quarter and nine months ended September 30, 2011. A copy of the press release issued by Orbit concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the exhibit hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release dated November 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2011

Orbit International Corp.

	By:	/s/ Mitchell Binder
Mitchell Binder
Chief Executive Officer and President